SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
December 16, 2008

HANCOCK HOLDING COMPANY

(Exact name of registrant as specified in its charter)

      Mississippi                 0-13089                  64-0169065
-------------------------    --------------------     -----------------------------
     (State or other            (Commission File         (I.R.S. Employer
     jurisdiction of               Number)                 Identification Number)
     incorporation)

                           One Hancock Plaza, 2510 14th Street,
                               Gulfport, Mississippi                 39501
              ------------------------------------------------------------------
              (Address of principal executive offices)              (Zip code)

                                  (228) 868-4000
              ------------------------------------------------------------------
                        (Registrant's telephone number, including area code)

INFORMATION TO BE INCLUDED IN THE REPORT

Item 4.01.  Changes in Registrant's Certifying Accountant

Appointment of PricewaterhouseCoopers

On  December  16,  2008 the Board of  Directors  of  Hancock  Holding  Company  ("the  Company")  voted to  appoint
PricewaterhouseCoopers  LLP as the Company's  independent  registered  public  accounting  firm for the fiscal year
ending   December   31,   2009,   and  until   their   successors   are   selected.   The   decision   to   appoint
PricewaterhouseCoopers  LLP was approved by the Audit  Committee  of the  Company's  Board of Directors  during its
December meeting.

The  Company  has been  advised  that  neither PricewaterhouseCoopers LLP nor any of its  partners  has any  direct or any  material indirect  financial  interest in the securities of the Company or any of its  subsidiaries,  except as auditors and consultants on accounting procedures and tax matters.

Additionally,  during the two fiscal years ended  December 31, 2007 and 2006, and the interim period ended December
16,  2008,  there  were  no  consultations  between  the  Company  and  PricewaterhouseCoopers  LLP regarding:  (i)
the application  of accounting  principles to a specified  transaction,  either  completed or proposed;  or the type of audit  opinion  that might be rendered  on the  Company's  financial  statements,  and either a written  report was provided to the Company or oral advice was provided  that the new  accountant  concluded  was an  important  factor considered  by the Company in reaching a decision as to the  accounting,  auditing,  or financial  reporting  issue
(ii) any  matter  that was the  subject  of a  disagreement  under  Item  304(a)(1)(iv)  of  Regulation  S-K,  or a reportable event under Item 304(a)(1)(v) of Regulation S-K; or (iii) any other matter.

Although  not  required  to do so,  the  Company's  Board of  Directors  has chosen to submit  its  appointment  of
PricewaterhouseCoopers LLP for  ratification by the Company's  shareholders.  This matter will be submitted to the
Company's  shareholders for  ratification  during the Company's annual meeting to be held on March 26, 2009 as more fully described in the Company's proxy statement to be filed with the Commission.

KPMG LLP will  continue  to serve as the  Company's  independent  registered  public  accounting  firm  through the completion of their audit for the fiscal year ending December 31, 2008.

No Adverse Opinion or Disagreement

The audit  reports of KPMG  LLP on the  consolidated  financial  statements  of the Company as of and for the years ended  December  31,  2007 and 2006 did not  contain an adverse  opinion or  disclaimer  of  opinion,  and were not qualified or modified as to  uncertainty,  audit scope or accounting  principles, except as follows: KPMG LLP's report on the consolidated financial statements of Hancock Holding Company as of and for the years ended December 31, 2007 and 2006, contained a separate paragraph stating that "As discussed in Note 1 to the consolidated financial statements, the Company changed its method of accounting for share based payments and evaluating prior year misstatements effective
January 1, 2006 and, effective December 31, 2006, its method of accounting for defined benefit pension postretirement
benefit plans".   The audit reports of KPMG LLP on the  effectiveness  of internal  control over financial  reporting as of December 31, 2007 and 2006 did not contain an adverse opinion or disclaimer of opinion,  and was not qualified or modified as to  uncertainty,  audit scope or accounting principles.

In connection  with the audits of the two fiscal years ended December 31, 2007 and 2006 and the subsequent  interim period  through  December  16, 2008,  there were no: (1)  disagreements  with KPMG LLP on any matter of  accounting principles or practices,  financial statement  disclosure,  or auditing scope or procedures, which disagreements, if not resolved to their satisfaction, would have caused them to make reference in connection with their opinion to the subject matter of the disagreement, or (2) reportable events.

The letters from KPMG LLP are attached as Exhibit 99.1.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 19, 2008
                                     HANCOCK HOLDING COMPANY
                                     (Registrant)

                                     By:   /s/ Paul D. Guichet
                                        --------------------------------
                                           Paul D. Guichet
                                           Vice President
                                           Investor Relations

                         Exhibit 99.1 to Hancock Holding Company Form 8-K

Securities and Exchange Commission
100F Street, N.E.
Washington, D.C. 20549

Ladies and Gentlemen:

We are currently  principal  accountants  for Hancock  Holding Company and, under the date of February 27, 2008, we reported  on the  consolidated  financial  statements  of Hancock  Holding  Company  as of and for the years  ended
December 31,  2007 and 2006 and the  effectiveness of internal control over financial  reporting as of December 31,
2007. On December 17, 2008, we were notified that Hancock Holding Company engaged PricewaterhouseCoopers LLP as its principal accountant for the year ending December 31,  2009 and that the auditor-client  relationship with KPMG LLP will cease upon completion of the audit of Hancock Holding Company's  consolidated  financial  statements as of and for the year ended  December 31,  2008 and the  effectiveness  of internal  control over financial  reporting as of
December 31,  2008, and the issuance of our reports  thereon.  We have read Hancock  Holding  Company's  statements included under Item 4.01 of its Form 8-K dated December 19, 2008,  and we agree with such  statements,  except that we are not in a position to agree or disagree  with Hancock  Holding  Company's  statements  in the first,  second, third or fourth paragraphs.

Very truly yours,

/s/ KPMG LLP

Ms. Christine Pickering
Audit Committee Chairperson
Hancock Holding Company
2510 14th Street
Gulfport, MS 39501

Dear Ms. Pickering:

This  is to  confirm  that  the  client-auditor  relationship  between  Hancock  Holding  Company  (Commission  File
Number 0-13089)  and KPMG LLP will cease upon  completion  of the audit of Hancock  Holding  Company's  consolidated financial  statements as of and for the year ended  December 31, 2008,  and the  effectiveness  of internal  control over financial reporting as of December 31, 2008 and the issuance of our reports thereon.

Very truly yours,

/s/ KPMG LLP

cc:  Chief Financial Officer
     Chief Accountant, Securities and Exchange Commission